UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A-2

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 27, 2004

(Date of earliest event reported)

HEARTLAND, INC.

(Exact name of registrant as specified in its charter)

Maryland --------------------------------	000-27045 --------------------------------	36-4286069 ----------------------------------------------
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25 Mound Park Drive

Springboro, Ohio 45066

(Address of principal executive offices) (Zip Code)

763.557.2900

(Registrant’s telephone no., including area code)

------------------------------------------

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

Financial Statements:

On or about June 29, 2005 the Registrant submitted a Form 8K/A relating to a previously filed Form 8K dated December 27, 2004 describing the acquisition of Monarch Homes, Inc. an Minnesota corporation, with its corporate headquarters located in Ramsey, Minnesota which the company no longer owns as of March 31, 2006.

The following are the audited financial statements (restated) relating to said acquisition.

Page
(a) Financial Statements of Business Acquired

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	1

MONARCH HOMES, INC. FINANCIAL STATEMENTS DECEMBER 31, 2004 and 2003

Balance Sheets (restated)	2

Statements of Operations and Retained Earnings (restated)	3

Statements of Cash Flows (restated)	4

NOTES TO FINANCIAL STATEMENTS	5

(b) Pro Forma Financial Information.

Pro forma Consolidated Balance Sheet as of December 31, 2004.	11

MEYLER & COMPANY, LLC

CERTIFIED PUBLIC ACCOUNTANTS

ONE ARIN PARK

1715 HIGHWAY 35

MIDDLETOWN, NJ 07748

Report of Independent Registered Public Accounting Firm

To the Board of Directors

Heartland, Inc.

Plymouth, MN

We have audited the accompanying balance sheets of Monarch Homes, Inc. as of December 31, 2004 (restated) and 2003 and the related statements of operations and retained earnings, and cash flows for the two years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2004 (restated) and 2003, and the results of its operations and its cash flows for each of the two years then ended in conformity with U.S. generally accepted accounting principles.

/s/ Meyler & Company, LLC

Middletown, NJ

March 20, 2005

(Except as to Notes B, Investments

in Joint Ventures, C and H as to

which the date is May 19, 2006)

MONARCH HOMES, INC.

BALANCE SHEET

	December 31,
	2004	2003
	(Restated)
ASSETS

CURRENT ASSETS
Cash	$150,996	$11,633
Inventory	3,419,153	3,607,434
Total Current Assets	3,570,149	3,619,067

EQUIPMENT, net of accumulated
depreciation of $108,250	160,834	181,906

OTHER ASSETS
Advances to related party	202,965
Investments in joint ventures	424,417	270,350
Total Other Assets	627,382	270,350

Total Assets	$4,358,365	$4,071,323

LIABILITIES AND STOCKHOLDER’S EQUITY

CURRENT LIABILITIES
Notes payable - land purchases	$1,965,698	$2,324,644
Accounts payable	215,995	199,224
Obligations to related parties	5,095	103,747
Accrued expenses	20,666	43,804
Customer deposits	21,068	50,500
Deferred income taxes	328,240
Total Current Liabilities	2,556,762	2,721,919

STOCKHOLDERS’ EQUITY
Common stock, $100 par value 250 shares
authorized and 100 shares outstanding
at December 31, 2004	10,000	10,000
Retained Earnings	1,791,603	1,339,404
Total Stockholders’ Equity	1,801,603	1,349,404

Total Liabilities and Stockholders’ Equity	$4,358,365	$4,071,323

See accompanying notes to financial statements.

MONARCH HOMES, INC.

STATEMENT OF OPERATIONS AND RETAINED EARNINGS

	For the Year Ended December 31,
	2004	2003
	(Restated)

REVENUE - SALES	$22,913,341	23,823,398

COSTS AND EXPENSES
Cost of goods sold	21,431,611	22,678,176
Selling, general and administrative expenses	467,014	392,245
Depreciation and amortization	51,155	49,954
Total Costs and Expenses	21,949,780	23,120,375

NET OPERATING INCOME	963,561	703,023

OTHER EXPENSE
Loss from joint ventures	(37,773)
Interest expense	(45,349)	(66,687)
Total Other Expense	(83,122)	(66,687)

INCOME BEFORE INCOME TAXES	880,439	636,336

PROVISION FOR FEDERAL AND STATE INCOME TAXES	328,240	235,450

NET INCOME	552,199	400,886

RETAINED EARNINGS – Beginning of year	1,339,404	988,518

DIVIDENDS/DISTRIBUTIONS	(100,000)	(50,000)

RETAINED EARNINGS – End of year	$1,791,603	$1,339,404

See accompanying notes to financial statements.

MONARCH HOMES, INC.

STATEMENT OF CASH FLOWS

	For the Years Ended December 31,
	2004	2003
	(Restated)

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$552,199	$400,886
Adjustments to reconcile net income to cash flows from operating activities:
Depreciation	51,155	49,954
Loss on investments in joint ventures	37,773
Changes in assets and liabilities:
Decrease (increase) in inventory	188,281	(2,520,308)
Decrease in deferred income tax benefit		201,789
Increase in accounts payable	16,771	175,761
(Decrease) increase in accrued interest	(23,138)	38,678
(Decrease) increase in customer deposits	(29,432)	33,275
Increase in deferred income taxes	328,240
Net Cash Provided by (Used in) Operating Activities	1,121,849	(1,619,965)

CASH FLOWS FROM INVESTING ACTIVITIES
Cash paid for equipment	(30,083)	(68,992)
Cash paid for investments in joint ventures	(191,840)	(270,350)
Payment of advances to related party	(202,965)
Net Cash Used in Investing Activities	(424,888)	(339,342)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds on notes payable – land purchases	1,189,848	2,396,757
Payments on notes payable – land purchases	(1,548,794)	(400,713)
Payment on obligations to related party	(98,652)
Cash distributions	(100,000)	(50,000)
Net Cash (Used in) Provided by Financing Activities	(557,598)	1,946,044

INCREASE IN CASH	139,363	(13,263)
CASH, BEGINNING OF PERIOD	11,633	24,896
CASH, END OF PERIOD	$150,996	$11,633

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash Paid for:
Interest	$68,487	$28,009
Income taxes		$33,611

NON-CASH INVESTING AND FINANCING ACTIVITIES
Cost of fully depreciated equipment disposed of	$92,605

See accompanying notes to financial statements.

MONARCH HOMES, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE A - NATURE OF BUSINESS

Monarch Homes, Inc. (“the Company”) was organized on February 26, 1996, pursuant to the provisions of Minnesota Statutes Chapter 302A. The Company builds quality premium homes in Minnesota.

On December 27, 2004, the sole stockholder sold all of his shares in the Company to Heartland, Inc.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from these estimates.

Cash and Cash Equivalents

The company considers all highly-liquid investments, with a maturity of three months or less when purchased, to be cash equivalents. There were no cash equivalents at December 31, 2004 and 2003.

Equipment

Equipment is stated at cost and is depreciated using the straight line method over the estimated useful lives of the respective assets. Routine maintenance, repairs and replacement costs are expensed as incurred and improvements that extend the useful life of the assets are capitalized. When equipment is sold or otherwise disposed of, the cost and related accumulated depreciation are eliminated from the accounts and any resulting gain or loss is recognized in operations.

Inventories

Inventories are stated at the lower of cost or market value. Cost is determined using the first-in, first-out (FIFO) method.

Investments in Joint Ventures

Investments in joint ventures represent two real estate joint ventures. In accordance with FIN 46, the Company has determined that it is not the primary beneficiary of these joint ventures and thus has not consolidated them. The Company utilizes the equity method to account for the joint ventures and includes its proportionate share of their income in the Statement of Operations.

Revenue Recognition

The Company recognized revenue from the sale of homes at the date of closing, in accordance with Statement of Financial Accounting Standards No. 66 “Accounting for Sales of Real Estate”.

MONARCH HOMES, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Accounting Pronouncements

In November 2004, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 151 (SFAS 151), “Inventory Costs.” SFAS 151 amends the guidance in APB No. 43, Chapter 4, “Inventory Pricing,” to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). SFAS 151 requires that those items be recognized as current period charges regardless of whether they meet the criteria of “so abnormal.” In addition, SFAS 151 requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. SFAS 151 is effective for financial statements issued for fiscal years beginning after June 15, 2005. The adoption of SFAS 151 is not expected to have a material effect on the Company’s financial position or results of operations.

In December 2004, the FASB issued Statement of Financial Accounting Standards No. 153 (SFAS 153), “Exchanges of Non-monetary Assets.” SFAS 153 amends the guidance in APB No. 29, “Accounting for Non-monetary Assets.” APB No. 29 was based on the principle that exchanges of non-monetary assets should be measured on the fair value of the assets exchanged. SFAS 153 amends APB No. 29 to eliminate the exception for non-monetary exchanges of similar productive assets and replaces it with a general exception for exchanges of non-monetary assets that do not have commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. SFAS 151 is effective for financial statements issued for fiscal years beginning after June 15, 2005. The adoption of SFAS 153 is not expected to have a material effect on the Company’s financial position or results of operations.

In December 2004, the FASB revised Statement of Financial Accounting Standards No. 123 (SFAS 123(R)), “Accounting for Stock-Based Compensation.” The SFAS 123(R) revision established standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services and focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. It does not change the accounting guidance for share-based payment transactions with parties other than employees. For public entities that file as small business issuers, the revisions to SFAS 123(R) are effective as of the beginning of the first interim or annual reporting period that begins after December 15, 2005. The adoption of SFAS 123(R) is not expected to have a material effect on the Company’s financial position or results of operations.

NOTE C - INVENTORY

Inventory consists of the following at December 31:

	2004	2003
Land held for development	$2,310,261	$2,360,200
Work in process – home construction	1,108,892	1,247,234
	$3,419,153	$3,607,434

MONARCH HOMES, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE D - EQUIPMENT

Equipment consists of the following at December 31:

			Years of
			Average
	2004	2003	Useful Life

Machinery and equipment	$73,486	$94,722	10-15
Automotive equipment	195,598	236,884	7
	269,084	331,606
Less: accumulated depreciation	108,250	149,700
	$160,834	$181,906

Depreciation expense for the years ended December 31, 2004 and 2003 amounted to $51,155 and $49,954, respectively.

NOTE E - NOTES PAYABLE - LAND PURCHASES

The Company acquires improved building lots for future home construction. The purchases are financed through a financial institution - Contractors Capital Corporation. At December 31, 2004 and 2003, the Company’s outstanding indebtedness for these purchases aggregated $1,965,698 and $2,324,644, respectively. The loans are secured by the land. See Note C - Inventory - land held for development. The notes bear interest at 2.5% at December 31, 2004 and at rates of 2.5% to 2.75% at December 31, 2003 and are payable at the closing for the sale of the constructed homes.

NOTE F- RELATED PARTY TRANSACTIONS

Advances to Related Party

In December, 2004, the Company, made a loan to a joint venture partnership in the amount of $202,965. The sole stockholder and President of the Company is a one third partner in the joint venture. The loan is non-interest bearing and has no stated terms of repayment.

Obligations to Related Party

The sole stockholder and President of the Company has made loans to the Company for working capital. During 2004, the Company repaid $98,652 of the loans. The loans are non-interest bearing and have no stated terms of repayment. At December 31, 2004 and 2003, the outstanding balance was $5,095 and $103,747, respectively.

NOTE G - INCOME TAXES

The Company has adopted Financial Accounting Standards No. 109, Accounting for Income Taxes for financial reporting purposes. Under this method, the Company recognizes a deferred tax asset or liability for temporary differences between the tax basis of an asset or liability and the related amount reported on the financial statements. The principal types of differences, which are measured at the current tax rates, are differences in reporting year ends for financial and tax purposes and preparing its corporate income tax returns on the cash basis of accounting.

MONARCH HOMES, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE G - INCOME TAXES (CONTINUED)

Federal and State income tax expense is as follows:

	2004	2003
Current:
Federal		$33,661
State
Total Current Expense		$33,661

Deferred:
Federal	$241,960	139,429
State	86,280	62,360
Total Deferred Expense	328,240	201,789

Federal and State Income Tax Expense	$328,240	$235,450

Federal

NOTE H – RESTATEMENTS

The balance sheet at December 31, 2004, was restated to properly reflect investments in joint ventures which were erroneously included in inventory. The effect of this change was to decrease inventory and record investments in joint ventures in the amount of $424,417.

The statement of operations for the year ended December 31, 2004 was restated to properly reflect the loss on investment in joint ventures in the amount of $37,773 which was erroneously included in cost of goods sold. This change had no effect on the net income previously reported.

HEARTLAND, INC. AND SUBSIDIARIES

PROFORMA - CONSOLIDATING BALANCE SHEET

DECEMBER 31, 2004

					Variable Interest Entities
		Evans	Karkela	Monarch	PAR	Wyncrest
	Heartland	Columbus,	Construction	Homes	Investments,	Group	Eliminating
	Inc.	LLC	Inc.	Inc.	LLC	Inc.	Adjustments		Consolidated

Cash	$119,921	$114,016	$193,421	$150,996	$22,806	$2,291			$603,451
Accounts receivable, net	1,366,959	637,060	1,446,951						3,450,970
Costs in excess of billings on uncompleted contracts	113,724		73,897						187,621
Inventory	509,297	579,762		3,419,153					4,508,212
Prepaid expenses and other	3,970	37,179	71,058						112,207

Total Current Assets	2,113,871	1,368,017	1,785,327	3,570,149	22,806	2,291	$-		8,862,461

Property, Plant and Equipment, net	1,219,321	388,734	34,655	160,834	1,907,692		1,691,871	3	5,403,107

Other Assets
Advances to related party		78,157		202,965		17,000	(95,157)	6	202,965
Goodwill							3,083,390	1	7,217,268
							3,293,397	2
							840,481	3
Other Intangible Assets							22,500	1	520,000
							240,000	2
							257,500	3
Investments in joint ventures				424,417					424,417
Other assets	3,020				63,242				66,262
Security deposits	11,520	2,267	5,356						19,143

	14,540	80,424	5,356	627,382	63,242	17,000	7,642,111		8,450,055

Investment in subsidiaries	11,840,000						(3,500,000)	1	-
							(5,335,000)	2
							(3,005,000)
Total Assets	$15,187,732	$1,837,175	$1,825,338	$4,358,365	$1,993,740	$19,291	$(2,506,018)		$22,715,623

Legend:

1	To record goodwill and other intangible assets and eliminate investment in Karkela Construction, Inc.
2	To record goodwill and other intangible assets and eliminate investment in Monarch Homes, Inc.
3	To adjust property, plant and equipment to appraised value, record goodwill and other intangible assets and eliminate investment in Evans Columbus, LLC.
4	To record non-controlling interest and eliminate equity upon consolidation of Par Investments, LLC as a variable interest entity.
5	To record non-controlling interest and eliminate equity upon consolidation of Wyncrest Group, Inc. as a variable interest entity.
6	To eliminate intercompany receivables and payables.

HEARTLAND, INC. AND SUBSIDIARIES

PROFORMA - CONSOLIDATING BALANCE SHEET

DECEMBER 31, 2004

					Variable Interest Entities
		Evans	Karkela	Monarch	PAR	Wyncrest
	Heartland	Columbus,	Construction	Homes	Investments,	Group	Eliminating
	Inc.	LLC	Inc.	Inc.	LLC	Inc.	Adjustments		Consolidated

CURRENT LIABILITIES
Bank lines of credit		$810,989							$810,989
Notes payable – land purchases				$1,965,698					1,965,698
Convertible promissory notes payable	$1,026,550					$295,500			1,322,050
Current portion of notes payable	35,833	9,300			$77,004				122,137
Current portion of capitalized lease obligations		115,423							115,423
Accounts payable	1,433,279	278,063	$936,975	215,995		44,243			2,908,555
Acquisition notes payable to related parties	3,300,000								3,300,000
Obligations to related parties	465,812		200,000	5,095	78,157	17,000	$(95,157)		670,907
Accrued interest	18,886								18,886
Accrued payroll taxes	693,630								693,630
Accrued expenses	343,458	101,945	106,179	20,666					572,248
Billings in excess of costs on uncompleted contracts	8,942		144,437						153,379
Customer deposits				21,068					21,068
Deferred income taxes			43,637	328,240					371,877
Total Current Liabilities	7,326,390	1,315,720	1,431,228	2,556,762	155,161	356,743	(95,157)		13,046,847

LONG-TERM OBLIGATIONS
Notes payable, less current portion	504,106	37,207			1,595,165				2,136,478
Capital lease obligation, less current portion		269,100							269,100
Notes Payable to an individual	150,000								150,000
Non-controlling interest of variable interest entities							243,414	4	267,171
							23,757	5
Deferred Income Taxes	36,126								36,126
Total Long-Tern Liabilities	690,232	306,307	-	-	1,595,165	-	267,171		2,858,875

STOCKHOLDERS’ EQUITY
Preferred stock
Common Stock	18,244		1,000	10,000		659	(1,000)	1	18,244
							(10,000)	2
							(659)	5
Additional paid-in capital	13,161,421					170,196	(170,196)	5	13,161,421
Accumulated Deficit	(6,008,555)	215,148	393,110	1,791,603	243,414	(508,307)	(393,110)	1	(6,369,764)
							(1,791,603)	2
							(215,148)	3
							(243,414)	4
							147,098	5
Total Stockholders’ Equity	7,171,110	215,148	394,110	1,801,603	243,414	(337,452)	(2,678,032)		6,809,901
Total Liabilities and Stockholders’ Equity	$15,187,732	$1,837,175	$1,825,338	$4,358,365	$1,993,740	$19,292	$(2,506,018)		$22,715,623

Legend:

1	To record goodwill and other intangible assets and eliminate investment in Karkela Construction, Inc.
2	To record goodwill and other intangible assets and eliminate investment in Monarch Homes, Inc.
3	To adjust property, plant and equipment to appraised value, record goodwill and other intangible assets and eliminate investment in Evans Columbus, LLC.
4	To record non-controlling interest and eliminate equity upon consolidation of Par Investments, LLC as a variable interest entity.
5	To record non-controlling interest and eliminate equity upon consolidation of Wyncrest Group, Inc. as a variable interest entity.
6	To eliminate intercompany receivables and payables.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARTLAND, INC.

(Registrant)

Date: November 15, 2006	By: /s/ TRENT SOMMERVILLE

Trent Sommerville

Chief Executive Officer

(Duly Authorized Officer)

Date: November 15, 2006	By: /s/ JERRY GRUENBAUM

Jerry Gruenbaum

Secretary and Interim

Chief Financial Officer

(Principal Financial

and Accounting Officer)